Addendum A

Consulting Fees and Performance Bonuses

For Consulting Services rendered to the Company by Consultant pursuant to this Agreement, the Company shall pay or cause to be paid, subject to the termination provisions of this Agreement, Consulting Fees and/or Performances Bonuses to Consultant while Consultant provides Consulting Services as set forth in this Addendum A.

1.
Consulting Fee.  An annual base consulting fee ("Annual Base Consulting Fee") equal to One Hundred Twenty Thousand Dollars ($120,000) shall be paid to Consultant by the Company for his Consulting Services in monthly increments equal to $10,000 per month. The monthly installment payments shall be paid by the 1st day of each month following the month in which said Consulting Fee was earned.

2.
Performance Bonus for New Accounts.  For the period from the Effective Date through December 31, 2009 and for each subsequent twelve (12) month Renewal Period, Consultant shall be eligible to earn a first year Performance Bonus for New Accounts equal to two and one-half (2.5%) percent of  the Gross Revenue (as defined below) from  New Accounts (as defined below). Pricing on all New Accounts must be approved by the Company’s Pricing Committee prior to acceptance of any New Account by the Company. Consultant shall be paid the full amount of the Performance Bonus for New Accounts quarterly, within 30 days after the end of the Company’s applicable fiscal quarter. For purposes of this Agreement, “New Accounts” shall be defined as (i) any new customer account which results in recurring monthly revenue (as defined below) for the Company which account is not in the Company’s pipeline as of the Effective Date; (ii) any customer account which results in recurring monthly revenue and which had not provided any recurring monthly revenue for the Company for the twelve (12) calendar months prior to the submission of new orders and (iii), in the case of both (i) and (ii), Consultant has been solely responsible for securing the new customer accounts or the new orders, as applicable.  Should other sales and marketing personnel or representatives of the Company be involved with or provide material assistance to Consultant in securing the New Accounts, then Consultant shall work out a sharing arrangement for a portion of Consultant’s Performance Bonus for New Accounts with such personnel and/or representatives.  “Gross Revenue” shall mean gross revenues from sales to New Customers net of returns, discounts, refunds, rebates, or any other similar charges incurred by the Company in connection with the sale or distribution of the goods, products and services of the Company. “Recurring monthly revenue” shall mean revenue received from at least three (3) orders placed with the Company during the Contract Term or any Renewal Term.

3.
Performance Bonus for Qualified Accounts. Consultant shall be paid a Performance Bonus for Qualified Accounts equal to one (1%) percent of the Gross Revenue from all Qualified Accounts (as defined below) and as listed under the Qualified Accounts section of this Addendum. The Performance Bonus on Qualified Accounts shall be paid to Consultant on Qualified Accounts for a period of five (5) years from the Effective Date in respect of Qualified Accounts described in Section 5 of this Addendum A or for a period of five (5) years after an account becomes a Qualified Accounts of the Company. Pricing on all Qualified Accounts must be approved by the Company’s Pricing Committee prior to acceptance of said account by the Company. For purposes of this Agreement, “Qualified Accounts” shall be those recurring annual revenue accounts listed in Section 5 below that were either (i) generating recurring annual Gross Revenue for the Company or were contracted or specified to use the Company’s coatings as of the Effective Date, or (ii) became Qualified Accounts after being a New Account with the Company upon the one (1) year anniversary of those accounts.  Consultant shall be paid the full amount of the Performance Bonus on Qualified Accounts quarterly, within 30 days after the end of the Company’s applicable fiscal quarter.

Initialed by nCoat __________ Dated __________, Initialed by Consultant _________ Dated __________
Addendum A - Page 1 of 4
nCoat Confidential and Proprietary Information - Rel. 6-19-07

4.
Quarterly Performance Bonuses Calculation and Payment Example.  Following is an example of how the Performance Bonus for Qualified Accounts and New Accounts would be calculated each quarter (by using numbers for the appropriate quarters) to determine the Performance Bonuses owed to Consultant by the Company:

a. Collected and deposited Gross Revenue from New Accounts	=	$1,000,000
b. Multiply the amount in line (a) above by 2.5%	=	X .025
c. Performance Bonus to be paid 30 days following quarter	=	$25,000.00

d. Collected and deposited Gross Revenue from Qualified Accounts	=	$1,250,000
e. Multiply the amount in line (d) by 1%	=	X .01
f. Performance Bonus to be paid 30 days following quarter	=	$12,500.00

g. Total Performance Bonuses earned for the quarter	=	$37,500.00

5.	Qualified Accounts. Following is Consultant’s list of Qualified Accounts, as accepted by the Company, as of the Effective Date.

                            See Attached List

Initialed by nCoat __________ Dated __________, Initialed by Consultant _________ Dated __________
Addendum A - Page 2 of 4
nCoat Confidential and Proprietary Information - Rel. 6-19-07

LIST OF QUALIFIED ACCOUNTS	Belanger’s Headers	Clover Leaf Auto
	Bender’s Custom Exhaust	Cobras N Vettes
5R Restorations	Bernie Edging	Competition Heads
928 Motorsports	Beverly Hills Ducati	Confederate Motorsports
A Plus Powder Coaters	Bill Dempsey	Corvette Masters
AC Car Craft	Bill Richert	County Corvette
Acky Surcz/AM Performance	Bimmer World	Cox Motorsports
Action Brass Co.	Blast From The Past	CTS Enterprises
Action Powder Coating	Blouch Turbo Inc.	Custom Engineering
Adrian Thor	BME Industrial Powder Company	Custom Speed Sound
AG Automotive	BMW of Manhattan	Dale Fultz
AHM Performance	BNT Performance	Dale Klein
Air-Tech	Bob Lucia	Danny Addington
AJRS	Bob/Midway Service	Danville Engine
Al Pruiett & Sons	Bob’s Automotive Racing	DAS
Alex’s Exhaust	Boosted Brad’s	Dave Arundel
Allen Lowery	Boss Hoss	Dave Haas Hot Rods
Amarillo Specialty Car	Bowmansville Maintenance	David Wooding
American Chopper FX	Brad Callander	Delorean Motor Company
American Cylinder	Brad Jeter Racing	Delorean Motor Company
American Racing	Brady’s High Performance	Dennis Newell
American Sport Bike	Brauning Motorsports	Devek Performance
AMP Custom Motorcycles	Brian Garrett	Dezod Motorsports
Andrew Rousos	Brian Greco	Diamond Marine
Andrew’s Powder CTG.	Brian Lumberg	Dick Miller Racing
Andy Raiss	Brian Reinhart Wilder	Don’s Hot Rod
Antrim Diesel	British Motor Company	Don’s Hot Rod
Apex Motorsports	Broadfoot Racing	Donald Houchin
Archer Racing	BRP	Doug Butler
Arizona Z Car	Bruce Kerrigan	Doug Jenkin’s Custom
Arkansas Performance	Bruce Rossmeyer HD	Doug Wilkes
Arnie Beswick	Brunton Automotive	Drago’s Corvette
ATA	CA Harley Davidson	DTS
Auto Sport	Calvin’s Automotive	Dynatech
Automotive Spec.	Camaro Concepts	E & R Grinding
B & B Performance	Canepa Design	East Coast Chevy
B & M Performance	Cantwell Cullen	Eastcoast Performance
Ballistic Cycles	Carter’s Powder Coating	ECP Powdercoating
Banzai Motorsports	CH Motorcars LLC	ECR
Barloworld	Chris Gaston	Eddie South
Baton Rouge Powdercoating	Chris Kato	Elan Motorsports
Bavarian Motorsport	Chuck Miller Restoration	Electro Forming System
Beach Hawg	CJC Auto Parts	Elliot Thompson
Becker’s Powder House	Clean Air	Elsinger Machine Service
Belanger Custom	Clients Racing	Elyria HD

Emmons Motorsports	Haledon Auto Parts	Jersey Muscle Cars
ESP Products	Hannum’s Harley Davidsohn	Jim Dunn Racing
European Service Center	Harbor Restoration	Jim Ewing
Evans Automotive	Harley Davidson Cool Springs	Jim Gulrich
Every Last Detail	Harley Davidson of Reno	Jim Taylor Engine
Exotic Cars USA	Harv Hennington	Jim’s Cycle & Performance
Exotic Performance	Hauck Power Sports	JMS Chip & Performance
F Body Central	Haulin Speed	Joe Coleman
F Body Motorsports	Hawaya Racing	Joe Gerst
F.E.N. Enterprises	Hawkins Auto Stores	Joe King
Fast Forward Motorsports	Heffner Performance	Joe Rankin
Fast Lane Race Cars	Henry Crader	Joe Slaughter
Felker Racing	Henry Thomas	John Beekely
Fig Speed	High Country Harley	John Deere
Finish Line Performance	High Speed Composites	John Spurlock
First Class Rides	High-Tech Performance	Johnny’s Custom Shop
Flames Unlimited	Hill Side Street Rods	Johnny’s Rod Shop
Flatlander’s	Hollywood’s Specialty	JW Customs
Force Motor Products	Horsepower Freaks	K & M
Ford Six Performance	Horsepower Unlimited	K & S Auto Stores
Forged Performance	Hot Rod Construction	K.L.J. Automotive
Forrester’s Chrome	Hot Rod Garage Parts	Ken Johnson
Fortress Performance	HP Performance	Kenneth McKenna
Fourintune	HP Products	Kevin Kay Restorations
Fred Snipes	Hughes Air Aviation	Keyes Fiber Corp
Full Tilt Auto	Hugo Bartell	Kook
Gary Huston	Humble Equipment	Kurt Logan
Gary Mulher	Huntsville Engine	Lamar Walden Auto
GDLS	Hurricane Motorsports	Lane Custom Products
Gearhead Garage	ICS Motorsports	Larry Thomas
Gellner Engineering	Icy Phoenix Racing	Larry’s Hot Rod
General Atomic	Insane Custom Cycles	Laust Pedersen
Gessford Machine	Intense Motorsports Racing	Lee on Track Performance
Gessler Head Porting	Iron Man 4WD	Leon’s Exhaust
G-Force	ISIS Imports	Leroy Enterprises
Gilmore Performance	Island Racing	Levy Racing
Glenn’s Alignment	J & S Performance	Lew’s Vinton Auto
Gollers Hot Rods	JAE Lotus Parts	LG Motorsports
Gordie’s Speed	Jaguars Unlimited	Lizzard Racing
Great Lakes Diesel	James Roberts	Lloyd Rascoe
Greg Hibbits	Jarvis Marine Performance	LM Performance
Griffin Custom	JBZ Race Cars	Loop LLC
Gruppe-s Engineering	JD Kurzmann	Lorenzo Carter
GT Spec Auto Sport	Jeff Walton Restoration	Lucky Charm Chopper’s
Gulf Coast Powder Coating	Jerry Avery	Lucky Cycle
GVs Racing	Jerry James	Lucky’s Race Cars
H & J Motorsports	Jerry’s Speed Shop	Lynn Speed & Custom

M2 Race Systems	Northwestern Service	Ray Lehberger
M3 Motorwerks	Nostalgic Cars & Parts	Ray Palmantera
MAAS Tech	Ohio Dept. Of Transportation	RC Cycle
Marietta RV	OMC Services	RCE
Mario’s Metalcraft	Paccar – and suppliers of	Red Hot Rides
Maryland Speed	Freightliner – and suppliers of	REF Unlimited
Max Gross	Pacesetter	Renn-Art
Medina Motorsports	Paint By Gary	Rennsport
Meineke of Mt Kisco	Patrick’s Antique Cars	Reno’s Yamaha
Melrose T-Top	Paul Yaffee Originals	Renu Powdercoating
Menzel Motorsports	Pemco Engineering	Rev Extreme
Midwest Cobras	Performance Plus	Rhelm Automotive
Mike Blasey	Performance Welding	Richard Stephens
Mike Goldman Customs	Pete Mandell	Rick Doerr
Mike Wilson’s Restoration	Petro Classic Cars	Riker Products – Volvo
Mike’s Custom	PJ Body	Rinehart’s Racing
Mitchel Weldon	PM Racing	RJ Cars
Moe’s Motorsports	Powder Craft	RM Classic Cars
Morrison Clark Garage	Powder Tech	Robert DelSanto
Motorcycle Parts & Service	Powdercoat Junction	Rocket Motorcycles
Motorsport Image	Powell Muffler	Rockwell Cycles
Mountain States Warehouse	Power Engineering	Rod 1 Shop
MP Motorsports	Power Flow Systems	Roger Hillsdale
M-Squared	Power Play	Ron Baker’s Race Cars
Muncie Imports	Precision Autoworks	Ronnie Morgan
Murphy’s Classic	Precision Performance	Rudy Rinderer
Muscle Car Specialties	Precision Powder Coating	Rusty Total Performance
Muscle Motors	Predator Performance	Ryken SPX Contech – Volvo
Napier Enterprises	Price Racing	S & H Chrome Plating
Nastasi Race Kars	Pro Coat	S & S Headers
Nate Rubinkam	Pro Dyno	S & S Motorsports
National Tube Form	Proformance/Richard York	S & S Racing
Nevada Performance	Promar	Sam Smart
Nevarez Racing Products	PVM Racing	Sand Bullet
Never Lift Motorsports	Qualified Fastener’s	Savannah Powder Coating
Niagara Custom Powder	Quality Tire Company	Schmidt Aviation
Niagara Hydraulic	Quick Time Motorsports	Schwartz Premium Rides
Nick Ianuzzi	Quintin Brothers Auto	Scot McKinley
Nitemare Motorsports	R.R. Auto Supply	Scott Collins
No Limit Performance	Race Parts 2000	Scott Lewis Hemi Shop
Nolan Miller	Race Pipes	Scott’s Headers
North Shore Import	Race2win Motorsports	Sean Morley
North Wing	Randy Oxendine	Shelton Ferrari
Northrop Gruman	Randy Walker	Skip Sciple

Skyes the Limit	VAC Motorsports
SLP Performance Parts	Vanderbeck Race Cars
Smokey Hill Restoration	Victory Mesa
SMS Products	W.S. Darley
Specialty Cars	Wade Banks
Spectrum Powder Coating	Walt Hruszczak
Speed Engineering	Watson Engineering
Speed Unlimited	West Side Cycles
Speed Unlimited	Willi Alexander
Speedsouth	Willison Werkstatt
Speedstar	Wilson Headers
Sport Flight Int’l	Withers Motorsports
Sport Shack	Wong’s Performance
Stan Schafeitel	WS6 Stores
Steve Meyer	Xtreme Restoration
Steve Mullinax	Z & Z Restoration
Street Rod Concepts	Zach Roberts
Super Coupe Performance	Zemco
Superior Tube	Zitelles Auto Repair
T Byrne Motorsports	ZZAAPP Vintage Auto
T.A. Performance
Tamarack
Tampa Bay Aerosport
Terry Graham
Terry Van Deman
Tesar Engineering
The Bike Works
Thunder Motors
Thunder Racing
Thunder Valley Auto
Tim Murphy The Fab Shop
T-Mac Machine
Tom Fraschetta
Tom Shambaugh
Toms’s Auto Sport
Tony Leaman
Tony’s Corvette
Total Performance
Touch of Class
Townsend Racing Works
Toyotal Industrial
Tractor & Equipment
Triangle Speed Shop
Tube Specialties
Turbo Auto Diesel
Tyler’s Professional Auto
United Exhaust
University Motors
US ATV